Exhibit 10.1
IDEXX CORPORATION

1984 STOCK OPTION PLAN

(as of May 23, 2001)

(Adopted by the Stockholders of the Company on July 9, 1984; amended by the Board of Directors and approved by the Stockholders of the Company as of August 29, 1984, August 18, 1985, July 18, 1986, January 6, 1989 and November 30, 1989; amended by the Board of Directors on May 23, 2001. Number of shares covered by this plan reflects 2 for 1 stock split in the form of a stock dividend paid on October 1, 1993.)

          The purpose of this 1984 Stock Option Plan (the "Plan") is to encourage and enable selected key employees and consultants of IDEXX Corporation (the "Company") and of any subsidiary corporation of which 51% or more of the outstanding voting stock is owned by the Company (a "Subsidiary") to acquire an interest in the Company through the granting of options, as herein provided, to acquire its Series A Common Stock, $.10 par value (the "Common Stock").

          1.     Shares of Stock Subject to the Plan

                  The stock that may be issued and sold pursuant to options granted under the Plan shall not exceed, in the aggregate, 2,000,000 shares of Common Stock of the Company, which may be (i) authorized but unissued shares, (ii) treasury shares or (iii) shares previously reserved for issue upon exercise of options under the Plan, which options have expired or been terminated; provided, however, that the number of shares subject to the Plan shall be subject to adjustment as provided in Section 4.

          2.     Eligibility

                  Key employees, consultants and directors of the Company or of any Subsidiary shall be eligible for selection by the Board of Directors of the Company (the "Board") to participate in the Plan; provided, that no person shall be granted any Incentive Stock Option (as defined in Section 3) who, at the time such Option is granted, owns, or could own as a result of the grant, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or any of its Subsidiaries, unless the requirements of subparagraph (f)(3) of Section 3 are satisfied. The Board, acting by a majority of its disinterested Directors, shall determine the employees and consultants to be granted options (the "Optionees"), the number of shares subject to each option and the terms of the options, consistently with the provisions of this Plan. The Board may appoint from its disinterested Directors a committee of two or more persons who may exercise the powers of the Board in granting options under the Plan. As used herein, a "disinterested" Director shall mean one who is not presently eligible, and has not been eligible at any time within one year prior to the granting of the options in question, to receive any option granted under the Plan or any stock, stock options or stock appreciation rights under any other employee benefit plan of the Company, its parent or its Subsidiaries.

          3.     Options

                  An Option granted pursuant to this Plan may be either (i) an incentive stock option ("Incentive Stock Option") meeting the requirements of Section 422A of the Internal Revenue Code of 1986 (the "Code") or (ii) a non-statutory option which is not intended to meet the requirements of Section 422A ("Non-Statutory Option", the Incentive Stock Options and Non-Statutory Options shall be referred to together as "Options"). Options shall be subject to the terms, conditions and restrictions described in this Section 3 and elsewhere in the Plan and in the document evidencing the grant of the Option (which, in the case of an Incentive Stock Option, shall be substantially in the form of Exhibit A to the Plan and, in the case of a Non-Statutory Option, shall be in the form of Exhibit B to the Plan).

                  (a)     Purchase Price. The purchase price per share of Common Stock deliverable upon the exercise of an Option shall be determined by the Board of Directors at the date of grant of the Option, but, in the case of an Incentive Stock Option, shall not be less than 100% of the fair market value of such Common Stock, as determined by the Board of Directors, on the day the Option is granted, and in no event shall the purchase price be less than the par value per share of such Common Stock. No shares will be issued until full payment therefor has been made in cash or by check payable to the order of the Company at the time of exercise of an Option or any portion thereof.

                  (b)     Duration of Options. Each Option and all rights thereunder shall expire on such date as the Board of Directors may determine, but, with respect to Incentive Stock Options, in no event later than ten (10) years from the date on which the Incentive Stock Option is granted, subject to earlier termination as provided herein.

                  (c)     Exercise of Options. Options granted hereunder shall become exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such Option; provided, however, that no Incentive Stock Option granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an Option to purchase shares (or a portion thereof) is not exercised by an Optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the Option.

                  (d)     Nontransferability of Options. No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the recipient, the Option shall be exercisable only by him.

                  (e)     Rights of Stockholder. The holder of an Option shall have no rights as a stockholder with respect to any shares of Common Stock covered by an Option until the date of issue of a stock certificate to him for such shares.

                  (f)     Incentive Stock Options. Options granted under the Plan which are intended to be Incentive Stock Options may only be granted to employees of the Company or a Subsidiary, shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

                          (1)     Prior Outstanding Incentive Stock Options. No Incentive Stock Option granted prior to the effective date of those provisions of the Tax Reform Act of 1986 that amend Section 422A of the Code (the "Effective Date") under the Plan may be exercised, in whole or in part, by a holder thereof while there is outstanding, within the meaning of Section 422A(c)(7) of the Internal Revenue Code, as amended, any other Option to purchase stock of the Company, or of any Subsidiary or parent corporation of the Company (or a predecessor corporation of any thereof), qualifying as an "incentive stock option" under Section 422A(b) of the Internal Revenue Code which was granted to such holder prior to the date of grant of such Incentive Stock Option.

                          (2)     Dollar Limitation.

                                    (i)     The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock which may be made the subject of Incentive Stock Options granted prior to the Effective Date under the Plan (and all other Incentive Stock Option plans of the Company or its Subsidiaries) to any employee in any one calendar year shall not exceed the sum of $100,000, plus any unused carryover to such year from each of the three immediately preceding calendar years after 1980. For purposes of the preceding limitation, the term "carryover" means, with respect to each calendar year after 1980, one-half (1/2) of the amount by which the sum of $100,000 exceeds the aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which the Optionee is granted Incentive Stock Options under the Plan (or any other incentive stock option plan of the Company or its Subsidiaries) in such calendar year. Options granted during any calendar year shall first be applied against the basic $100,000 limitation in effect for such calendar year and then applied against any unused carryovers to such calendar year in the order in which such carryovers arose in prior calendar years. If Section 422A(b)(8) or Section 422A(c)(4) of the Internal Revenue Code is amended to alter the limitation set forth therein so that, following such amendment, such limitation shall differ from the limitation set forth in this subparagraph (f)(2), the limitation of this subparagraph (f)(2) shall be automatically amended accordingly.

                                    (ii)     The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock which becomes exercisable in any one calendar year and which may be made the subject of Incentive Stock Options granted under the Plan (and under any other incentive stock option plans of the Company, and any parent corporation or Subsidiary) to any employee after the Effective Date shall not exceed the sum of $100,000.

                          (3)     10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any one of its Subsidiaries, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                                    (i)     The price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock on the date of grant; and

                                    (ii)     Incentive Stock Options shall not have a term in excess of five (5) years from the date of grant.

                  Except as modified by the preceding provisions of this Section 3(f), all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

          4.     Dilution or Other Adjustments

                  The term of the Options and the number of shares subject to this Plan shall be equitably adjusted in such manner as to prevent dilution or enlargement of option rights in the following instances:

                  (a)     the declaration of a dividend payable to the holders of Common Stock in stock of the same class;

                  (b)     a split-up of the Common Stock or a reverse split thereof;

                  (c)     a recapitalization of the Company under which shares of one or more different classes of stock are distributed in exchange for or upon the Common Stock without payment of any valuable consideration by the holders thereof.

                  The terms of any such adjustment shall be conclusively determined by the Board.

          5.     Administration and Amendment of the Plan

                  The Plan shall be administered by the Board, or a committee thereof as provided in Section 2, which shall effect the grant of Options under the Plan, determine the type and form of Options to be granted in each case, and make any other determination under or interpretation of any provision of the Plan and any Option. Any of the foregoing actions taken by the Board or such committee shall be final and conclusive. The Board may amend and make such changes in and additions to the Plan as it may deem proper and in the best interest of the Company; provided, however, that no such action shall adversely affect or impair any options theretofore granted under the Plan without the consent of the Optionee; and provided, further, that no amendment (i) increasing the maximum number of shares which may be issued under the Plan, except as provided in Section 4, (ii) extending the term of the Plan or any Option, (iii) changing the minimum exercise price of Options to be granted under the Plan, or (iv) changing the requirements as to eligibility for participation in the Plan, shall be adopted without the approval of shareholders.

                  Notwithstanding the foregoing, the Board hereby reserves the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options under the Plan to the extent necessary to qualify any or all Incentive Stock Options under the Plan for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under Section 422A or any successor provision of the Internal Revenue Code.

          6.     Expiration and Termination of the Plan

                  Options may be granted under the Plan at any time, or from time to time, within ten (10) years from the date the Plan is adopted, as long as the total number of shares purchased under the Plan and subject to outstanding options under the Plan does not exceed the number of shares of the Common Stock of the Company set forth in Section 1 as adjusted as provided in Section 4. The Plan may be abandoned or terminated at any time by the Board, except with respect to any options then outstanding under the Plan.

          7.     Acquisition Events

                  (a)     Upon the occurrence of an Acquisition Event (as defined below), or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code. Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall upon written notice to the holder of an Option, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the holders thereof before the consummation of such Acquisition Event; provided, however, that, in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each holder of an Option shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                  (b)     An "Acquisition Event" shall mean: (i) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (ii) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

          8.     Change of Control

                  (a)     Immediately prior to the consummation of a Change of Control (as defined below), each then outstanding Option under the Plan shall become immediately exercisable as to twenty-five percent (25%) of the number of shares as to which such Option would otherwise not then be exercisable (rounded down to the nearest whole share), and the number of shares as to which each such Option shall become exercisable on each vesting date set forth in the applicable option agreement shall be reduced by 25%. In addition, all Options held by an Optionee shall immediately become exercisable in full if and when, within 24 months after a Change of Control, such Optionee's employment or engagement with the Company (or the acquiring or succeeding entity) is involuntarily terminated by the Company (or such acquiring or succeeding entity) other than for Cause (as defined below).

                  (b)     "Change of Control" shall mean:

                          (i)     The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (b)(i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which satisfies the criteria set forth in clauses (A), (B) and (C) of subsection (b)(iii) of this Section 7; or

                          (ii)     Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequently to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                          (iii)     Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which as used in this Section 7(b)(iii) shall include, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation and (C) at least half of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                          (iv)     Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

                  (c)     "Cause" shall mean:

                          (i)     the failure of the Optionee to perform substantially the Optionee's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), which failure is not cured within 30 days after a written demand for substantial performance is delivered to the Optionee by the Optionee's manager or the Board which specifically identifies the manner in which such manager or the Board, as applicable, believes that the Optionee has not substantially performed the Optionee's duties, or

                          (ii)     the engaging by the Optionee in illegal conduct or gross misconduct which is injurious to the Company.